EXHIBIT 10
NAVISTAR INTERNATIONAL CORPORATION
AND CONSOLIDATED SUBSIDIARIES
______________________________

MATERIAL CONTRACTS

The following documents of Navistar International Corporation, its principal subsidiary, Navistar, Inc., and its indirect subsidiary, Navistar Financial Corporation are incorporated herein by reference.

10.1
Pooling and Servicing Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, as Servicer, Navistar Financial Securities Corporation, as Depositor, and Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity. Filed as Exhibit 10.6 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.2
Amendment No. 1 to the Pooling and Servicing Agreement, dated as of February 13, 2013, among Navistar Financial Securities Corporation, as depositor, Navistar Financial Corporation, as servicer, and Navistar Financial Dealer Note Master Owner Trust II, as issuing entity. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on February 15, 2013. Commission File No. 001-09618.

10.3
Note Purchase Agreement, dated as of August 29, 2012, among Navistar Financial Services Corporation, Navistar Financial Corporation, Bank of America, National Association, as a Managing Agent, the Administrative Agent and a Committed Purchaser, The Bank of Nova Scotia, as a Managing Agent and a Committed Purchaser, Liberty Street Funding LLC, as a Conduit Purchaser, Credit Suisse AG, New York Branch, as a Managing Agent, Credit Suisse AG, Cayman Islands Branch as a Committed Purchaser, and Alpine Securitization Corp., as a Conduit Purchaser. Filed as Exhibit 10.2 to Current Report 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

10.4
Amendment No. 1 to the Note Purchase Agreement, dated as of March 18, 2013, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, Alpine Securitization Corp., as a conduit purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated and filed on March 20, 2013. Commission File No. 001-09618.

10.5
Amendment No. 2 to the Note Purchase Agreement, dated as of September 13, 2013, among Navistar Financial Securities Corporation, as the seller, Navistar Financial Corporation, as the servicer, The Bank of Nova Scotia, as a managing agent and as a committed purchaser, Liberty Street Funding LLC, as a conduit purchaser, Credit Suisse AG, New York Branch, as a managing agent, Credit Suisse AG, Cayman Islands Branch, as a committed purchaser, and Bank of America, National Association, as administrative agent, as a managing agent and as a committed purchaser. Filed as Exhibit 10.2 to the Current Report on Form 8-K dated and filed on September 13, 2013. Commission File No. 001-09618.

10.6
Trust Agreement, dated November 2, 2011, between Navistar Financial Securities Corporation, as Depositor, and Deutsche Bank Trust Company Delaware, as Owner Trustee. Filed as Exhibit 10.2 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.7
Indenture, dated November 2, 2011, between Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity, and The Bank of New York Mellon, as Indenture Trustee. Filed as Exhibit 10.3 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

10.8
Amendment No. 1 to Indenture, dated as of February 13, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on February 15, 2013. Commission File No. 001-09618.

10.9
Series 2013-1 Indenture Supplement to the Indenture, dated as of February 14, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on February 15, 2013. Commission File No. 001-09618.

10.10
Series 2013-2 Indenture Supplement to the Indenture, dated as of October 24, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and Citibank, N.A., as indenture trustee. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on October 28, 2013. Commission File No. 001-09618.

10.11
Series 2012-VFN Indenture Supplement, dated as of August 29, 2012, between Navistar Financial Dealer Note Master Owner Trust II, as issuing entity, and The Bank of New York Mellon, as indenture trustee. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

10.12
Amendment No. 1 to Series 2012-VFN Indenture Supplement, dated as of September 13, 2013, between Navistar Financial Dealer Note Master Owner Trust II, as the issuing entity, and Citibank, N.A. (as successor to The Bank of New York Mellon), as indenture trustee. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated and filed on September 13, 2013. Commission File No. 001-09618.

10.13
Series 2011-1 Indenture Supplement to the Indenture dated November 2, 2011, between Navistar Financial Dealer Note Master Owner Trust II, as Issuing Entity, and The Bank of New York Mellon, a New York banking corporation, as Indenture Trustee. Filed as Exhibit 10.4 to the Form 8-K dated and filed on November 7, 2011. Commission File No. 001-09618.

10.14
Omnibus Transfer and Termination Agreement, dated November 2, 2011, by and among Navistar Financial Corporation, Navistar Financial Securities Corporation, Navistar, Inc. The Bank of New York Mellon, as 1995 Trust Trustee and Indenture Trustee, Wells Fargo Bank, National Association, as backup servicer, and Navistar Financial Dealer Note Master Owner Trust II. Filed as Exhibit 10.5 to the Form 8-K dated and filed on November 7. 2011. Commission File No. 001-09618.

*10.15
Form of Indemnification Agreement which is executed with all non-employee directors dated December 11, 2007. Filed as Exhibit 10.93 to Form 10-K for the period ended October 31, 2007, which was dated and filed May 29, 2008. Commission File No. 001-09618.

*10.16
Navistar, Inc. Supplemental Executive Retirement Plan, as amended and restated effective as of January 1, 2005 (including amendments through July 31, 2008). Filed as Exhibit 10.82 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.17	First Amendment to the Navistar, Inc. Supplemental Executive Retirement Plan. Filed as Exhibit 10.71 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.18
Navistar, Inc. Managerial Retirement Objective Plan, as amended and restated effective as of January 1, 2005 (including amendments through July 31, 2008). Filed as Exhibit 10.83 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.19	First Amendment to the Navistar, Inc. Managerial Retirement Objective Plan. Filed as Exhibit 10.70 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.20	Second Amendment to the Navistar, Inc. Managerial Retirement Objection Plan. Filed as Exhibit 10.79 to Quarterly Report on Form 10-Q dated and filed on March 7, 2013. Commission File No. 001-09618.

*10.21
Navistar, Inc. Supplemental Retirement Accumulation Plan, effective as of January 31, 2008 (including amendments through July 31, 2008). Filed as Exhibit 10.85 to Quarterly Report on Form 10-Q for the period ended July 31, 2008, which was dated and filed on September 3, 2008. Commission File No. 001-09618.

*10.22
First Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.86 to Annual Report on Form 10-K for the period ended October 31, 2008, which was dated and filed on December 30, 2008. Commission File No. 001-09618.

*10.23	Second Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.72 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.24
Third Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.80 to Quarterly Report on Form 10-Q dated and filed on March 7, 2013. Commission File No. 001-09618.

10.25
Identical Forms of a (1) Base Call Option Transaction Confirmation, (2) Side Letter Agreement to the Base Call Option Transaction Confirmation, (3) Base Warrants Confirmation and (4) Side Letter Agreement to Base Warrants Confirmation, all dated October 22, 2009, were entered into between Navistar International Corporation and each of JPMorgan Chase Bank, National Association, Credit Suisse International, Deutsche Bank AG and Bank of America, N.A. in connection with certain convertible note hedge transactions. Copies of these agreements were filed as Exhibit 10.1(a) - 10.1(h) and 10.2(a) - 10.2(h) to Current Report on Form 8-K dated and filed October 28, 2009. Commission File No. 001-09618.

*10.26
Navistar International Corporation 2004 Performance Incentive Plan, Amended and Restated as of April 19, 2010 (marked to indicate all changes from the December 15, 2009 version). Filed as Exhibit 10.109 to Quarterly Report on Form 10-Q dated June 8, 2010 and filed June 9, 2010. Commission File No. 001-09618.

*10.27
Form of Amended and Restated Executive Severance Agreement with all executive officers other than the CEO dated January 1, 2010. Filed as Exhibit 10.10 to Form 8-K dated and filed December 18, 2009. Commission File No. 001-09618.

10.28
Second Amended and Restated Credit Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, and Navistar Financial, S.A. de C.V., Sociedad Financiera De Objeto Multiple, Entidad No Regulada, a Mexican corporation, as borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Citibank, N.A., as documentation agent. Filed as Exhibit 10.1 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.29
Third Amended and Restated Parents' Side Agreement, dated as of December 2, 2011, by and between Navistar International Corporation, a Delaware corporation, and Navistar, Inc. (formerly known as International Truck and Engine Corporation), a Delaware corporation, for the benefit of the lenders from time to time party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.3 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.30
Third Amended and Restated Parent Guarantee, dated as of December 2, 2011, by Navistar International Corporation, a Delaware corporation, in favor of JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.2 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.31
Amended and Restated Security, Pledge and Trust Agreement dated as of July 1, 2005, between Navistar Financial Corporation and Deutsche Bank Trust Company Americas, as Trustee, pursuant to the terms of the Credit Agreement. Filed as Exhibit 10.02 to Navistar Financial Corporation's Form 8-K dated and filed July 1, 2005. Commission File No. 001-04146.

10.32
First Amendment, dated as of December 16, 2009, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Navistar Financial Corporation's Form 8-K dated and filed December 18, 2009. Commission File No. 001-04146.

10.33
Second Amendment, dated as of December 2, 2011, to the Amended and Restated Security, Pledge and Trust Agreement, dated as of July 1, 2005, between Navistar Financial Corporation, a Delaware corporation, and Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.4 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

10.34
Amended and Restated Intercreditor Agreement, dated as of December 2, 2011, by and among Navistar Financial Corporation, a Delaware corporation, Wells Fargo Equipment Finance, Inc., a Minnesota corporation, Deutsche Bank Trust Company Americas, a corporation duly organized and existing under the laws of the State of New York, acting individually and as trustee for the holders of the secured obligations under the Second Amended and Restated Credit Agreement, and JPMorgan Chase Bank, N.A., as administrative agent for the lenders party to the Second Amended and Restated Credit Agreement. Filed as Exhibit 10.5 to Form 8-K dated and filed December 7, 2011. Commission File No. 001-09618.

*10.35
Nominating and Governance Committee and Board of Directors approval of changes to non-employee director compensation. Filed as Exhibit 10.81 to Quarterly Report on Form 10-Q dated and filed September 7, 2011. Commission File No. 001-09618.

10.36
Loan Agreement for the IFA Bonds dated as of October 1, 2010 between Navistar International Corporation and the Illinois Finance Authority (“IFA”) (including as an exhibit thereto, a copy of the Indenture relating to the IFA Bonds dated October 1, 2010 between the IFA and Citibank, N.A., as the Trustee, in order to provide all of the defined terms and other applicable provisions used in the Loan Agreement that are otherwise contained in the Indenture) . Filed as Exhibit 10.1(a) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.37
Loan Agreement for the Cook County Bonds dated as of October 1, 2010 by and between Navistar International Corporation and The County of Cook, Illinois (including as an exhibit thereto a copy of the Indenture relating to the Cook County Bonds dated October 1, 2010 by and between The County of Cook, Illinois and Citibank, N.A., as the Trustee, in order to provide all of the defined terms and other applicable provisions used in the Loan Agreement that are otherwise contained in the Indenture) . Filed as Exhibit 10.1(b) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.38
Bond Guarantee in respect of the IFA Bonds dated as of October 1, 2010 from Navistar, Inc. to Citibank, N.A., as the Trustee. Filed as Exhibit 10.2(a) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

10.39
Bond Guarantee in respect of the Cook County Bonds dated as of October 1, 2010 from Navistar, Inc. to Citibank, N.A., as the Trustee. Filed as Exhibit 10.2(b) to Form 8-K dated and filed October 27, 2010. Commission File No. 001-09618.

*10.40
Annual Incentive Award Plan Criteria for fiscal year 2012 for named executive officers. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed December 19, 2011. Commission File No. 001-09618.

*10.41	Non-Employee Director Stock Option Grants. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on December 19, 2011. Commission File No. 001-09618.

*10.42
Fiscal Year 2012 Long-Term Equity Grant award description to named executive officers. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on December 20, 2011. Commission File No. 001-09618.

10.43
Credit Agreement, dated August 17, 2012, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders Party hereto, and J.P. Morgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on August 23, 2012. Commission File No. 001-09618.

10.44
First Amendment to the Term Loan Credit Agreement, the Guarantee and Collateral Agreement, and the Collateral Cooperation Agreement, dated April 2, 2013, among Navistar, Inc., as Borrower, Navistar International Corporation, the Lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent. Filed as Exhibit 10.1 to the Current Report on Form 8-K dated and filed on April 8, 2013. Commission File No. 001-09618.

10.45
Amended and Restated ABL Credit Agreement, dated August 17, 2012, among Navistar, Inc., as Borrower, the Lenders Party hereto, Bank of America, N.A., as Administrative Agent, J.P. Morgan Chase Bank, N.A. and Wells Fargo Capital Finance, LLC, as Syndication Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, J.P. Morgan Securities LLC, and Wells Fargo Capital Finance, LLC, as Joint Lead Arrangers and Joint Book Managers, and Credit Suisse Securities (USA) LLC, as Joint Book Manager. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on August 23, 2012. Commission File No. 001-09618.

10.46
Amendment No. 1 to the Amended and Restated ABL Credit Agreement and the Amended and Restated Security Agreement, dated April 2, 2013, among Navistar, Inc., as Borrower, the financial institutions party thereto, and Bank of America, N.A., as Administrative Agent. Filed as Exhibit 10.2 to the Current Report on Form 8-K dated and filed on April 8, 2013. Commission File No. 001-09618.

*10.47
Employment and Services Agreement, dated August 26, 2012, among the Company, Navistar, Inc. and Lewis B. Campbell. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

*10.48
Amendment to Employment and Services Agreement, dated as of October 5, 2012, among the Company, Navistar, Inc. and Lewis B. Campbell. Filed as Exhibit 10.4 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

*10.49
Indemnification Agreement, dated August 26, 2012, between the Company and Lewis B. Campbell. Filed as Exhibit 10.4 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

10.50
Non-Qualified Stock Option Award Agreement and supplement thereto, dated August 26, 2012, between the Company and Lewis B. Campbell. Filed as Exhibit 10.5 to Current Report on Form 8-K dated and filed on August 30, 2012. Commission File No. 001-09618.

10.51
Settlement Agreement, effective as of October 5, 2012, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

10.52
Amendment No. 1, dated as of July 14, 2013, to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.1 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

10.53
Settlement Agreement, effective as of October 5, 2012, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

10.54
Amendment No. 1, dated as of July 14, 2013, to the Settlement Agreement, effective as of October 5, 2012, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP. Filed as Exhibit 10.2 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

10.55
Agreement, dated as of July 14, 2013, by and among the Company and Carl C. Icahn, Icahn Partners Master Fund LP, Icahn Partners Master Fund II LP, Icahn Partners Master Fund III LP, Icahn Offshore LP, Icahn Partners LP, Icahn Onshore LP, Beckton Corp., Hopper Investments LLC, Barberry Corp., High River Limited Partnership, Icahn Capital LP, IPH GP LLC, Icahn Enterprises Holdings L.P. and Icahn Enterprises G.P. Inc. Filed as Exhibit 10.3 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

10.56
Agreement, dated as of July 14, 2013, by and among the Company and Mark H. Rachesky, M.D., MHR Holdings LLC, MHR Fund Management LLC, MHR Institutional Advisors III LLC, MHR Capital Partners Master Account LP, MHR Capital Partners (100) LP, MHR Advisors LLC, and MHR Institutional Partners III LP.  Filed as Exhibit 10.4 to Current Report on Form 8-K dated July 14, 2013 and filed on July 15, 2013. Commission File No. 001-09618.

10.57
Registration Rights Agreement, effective as of October 5, 2012, by and among the Company and the holders signatory thereto. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on October 10, 2012. Commission File No. 001-09618.

*10.58
Annual Incentive Award Plan Criteria for fiscal year 2013 for named executive officers. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on October 30, 2012. Commission File No. 001-09618.

*10.59	Non-Employee Director Stock Option Grants. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on December 17, 2012. Commission File No. 001-09618.

*10.60
Nominating and Governance Committee and Board of Directors approval of compensation for members of a special committee of the Board of Directors. Filed as Exhibit 10.60 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.61	Form of Stock Option Grant Notice and Award Agreement. Filed as Exhibit 10.61 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.62	Form of Restricted Stock Grant Notice and Award Agreement. Filed as Exhibit 10.62 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.63	Form of Deferred Share Unit Award Agreement. Filed as Exhibit 10.63 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.64	Form of Share Settled Restricted Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.64 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.65	Form of Premium Share Unit Award Agreement. Filed as Exhibit 10.65 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.66	Form of Premium Share Unit Deferral Election Form. Filed as Exhibit 10.66 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.67	Form of Cash Settled Restricted Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.67 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.68	Form of Cash Settled Performance Based Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.68 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.69	Form of Cash or Stock Settled Restricted Stock Unit Grant Notice and Award Agreement. Filed as Exhibit 10.69 to Form 10-K dated and filed on December 19, 2012. Commission File No. 001-09618.

*10.70	Form of Performance Based Share Settled Stock Unit Award Agreement. Filed as Exhibit 10.81 to Quarterly Report on Form 10-Q dated and filed on March 7, 2013. Commission File No. 001-09618.

*10.71	Form of Performance Stock Option Award Agreement. Filed as Exhibit 10.82 to Quarterly Report on Form 10-Q dated and filed on March 7, 2013. Commission File No. 001-09618.

*10.72
Form of Stock Option Grant Notice and Award Agreement with Non-Competition Provision. Filed as Exhibit 10.83 to Quarterly Report on Form 10-Q dated and filed on March 7, 2013. Commission File No. 001-09618.

*10.73
Form of Restricted Stock Grant Notice and Award Agreement with Non-Competition Provision. Filed as Exhibit 10.84 to Quarterly Report on Form 10-Q dated and filed on March 7, 2013. Commission File No. 001-09618.

*10.74	Navistar International Corporation 2013 Performance Incentive Plan. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on February 19, 2013. Commission File No. 001-09618.

*10.75
Fiscal Year 2013 Long-Term Equity Grant award description to named executive officers. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on February 19, 2013. Commission File No. 001-09618.

*10.76	John J. Allen (a named executive officer) Retention Grant Award description included as Item 5.02 in the Current Report on Form 8-K dated and filed on February 19, 2013. Commission File No. 001-09618.

*10.77
Employment and Services Agreement, dated April 22, 2013 and effective April 15, 2013, among Navistar International Corporation, Navistar, Inc. and Troy A. Clarke. Filed as Exhibit 10.1 to the Current Report on Form 8-K/A dated and filed on April 22, 2013. Commission File No. 001-09618.

*10.78	Board of Directors approval of the Non-Executive Chairman Compensation. Filed as Exhibit 10.11 to Quarterly Report on Form 10-Q dated and filed on June 10, 2013. Commission File No. 001-09618.

*10.79	Offer Letter to Walter Borst dated June 24, 2013. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on June 27, 2013. Commission File No. 001-09618.

10.80
Purchase Agreement, dated as of October 7, 2013, by and between Navistar International Corporation and J.P. Morgan Securities LLC, as representative of the initial purchasers listed on Schedule 1 thereto. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on October 11, 2013. Commission File No. 001-09618.

*10.81	Second Amendment to the Navistar, Inc. Supplemental Executive Retirement Plan. Filed as Exhibit 10.1 to Current Report on Form 8-K dated and filed on December 18, 2013. Commission File No. 001-09618.

*10.82	Third Amendment to the Navistar, Inc. Managerial Retirement Objective Plan. Filed as Exhibit 10.2 to Current Report on Form 8-K dated and filed on December 18, 2013. Commission File No. 001-09618.

*10.83
Fourth Amendment to the Navistar, Inc. Supplemental Retirement Accumulation Plan. Filed as Exhibit 10.3 to Current Report on Form 8-K dated and filed on December 18, 2013. Commission File No. 001-09618.

The following documents of Navistar International Corporation are filed herewith:

*10.84	Amended and Restated Executive Stock Ownership Program effective November 1, 2013.

*10.85	Non-Employee Directors' Deferred Fee Plan effective November 1, 2013.
______________________________

*	Indicates a management contract or compensatory plan or arrangement required to be filed or incorporated by reference as an exhibit to this report.

Exhibit 10.84

Amended and Restated
Executive Stock Ownership Program

Navistar International Corporation Executive Stock Ownership Program
(Amended and restated effective as of November 1, 2013)

Introduction
Principal Office and Telephone Number: The principal executive office of Navistar International Corporation (the “Company” or “Corporation”) is located at 2701 Navistar Drive, Lisle, Illinois 60532, and the Company’s telephone number is (331) 332-5000.
The Program: On June 16, 1997, the Board of Directors (the “Board”) of Navistar International Corporation (the "Company") approved the terms of the Executive Stock Ownership Program, as may be subsequently amended from time to time (the "Program"), in which all officers and senior managers of the Company and its participating subsidiaries or affiliates who are employed in organization level 9 or above (or its equivalent under prior or future organization structures) (individually, a “Participant” and collectively, the "Participants") will participate. As a Participant, the Program requires you to make a substantial investment in the common stock of the Company. This document describes the terms of the Program.
Senior management and the Board believe that, in order for the Company to become the best truck and engine company in North America, senior management of the Company and its participating subsidiaries or affiliates must have a significant ownership stake in the Company. Under the Program you and every other member of senior management are expected to acquire such an ownership stake. The goal of the Program is to secure your individual commitment to the management team that intends to implement the vision for the Company and our shareowners, by requiring you to make an "at risk" investment of personal funds as well as career success in the Company. In this way, the Program will reinforce the behavior of every member of senior management to act like an owner.
Administration: The Program is administered by the Company's Senior Vice President, Human Resources and Administration (the “Administrator”) who is hired by and serves at the pleasure of the Chief Executive Officer. The Administrator is responsible for the administration and management of the Program. All decisions of the Administrator will be final, conclusive and binding upon all parties. In administering the Program, the Administrator has full discretionary authority to interpret the provisions of the Program and to make any amendments to the terms of the Program; provided, however, that any material or significant changes to the Program require Board approval. For further information about the Program, please contact the Administrator or the Company’s Corporate Secretary at the Company’s principal executive office.
ERISA and Certain Tax Provisions Not Applicable: The Program is not subject to any provisions of the Employee Retirement Income Security Act of 1974, as amended, (“ERISA”) and is not qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”).
Other Program Information: No one has or may create a lien on any funds, securities, or other property held under the Program.
The Stock Ownership Expectation
Minimum Ownership Guidelines:
Stock ownership guidelines for Participants are determined as a multiple of the Participant’s annual base salary. Such Participants are expected to own shares of the Company’s common stock valued in at least the following dollar amounts:

Title	Guideline
Chief Executive Officer	6 times annual base salary
Level 10 and Above Participants	3 times annual base salary
Level 9	1 times annual base salary

These represent minimum ownership guidelines - Participants are encouraged to own shares of the Company’s common stock beyond these levels.
Retention Ratios:
Although there is no specific period of time by which Participants are expected to achieve compliance with the applicable ownership guidelines, Participants are expected to make continuous progress toward their respective ownership guidelines and to comply with the following retention ratios until such guidelines have been achieved:

Title	Retention Ratio
Chief Executive Officer	75% of net profit shares (as defined below) from equity awards to be held until the applicable guideline has been achieved
Level 9 and Above Participants	50% of net profit shares from equity awards to be held until the applicable guideline has been achieved
Unless otherwise determined by the Administrator, these retention ratios apply to net profit shares received upon: (i) the vesting of restricted stock awards, restricted stock unit awards, performance RSU, and similar instruments expressed in stock units and payable in shares of the Company’s common stock, or (ii) the exercise of stock options or SARs or similar instruments payable in shares of the Company’s common stock. “Net profit shares” are those shares that remain after deducting shares withheld or sold in payment of the exercise price, if applicable in the event of the exercise of options, and shares withheld or sold in payment of withholding taxes.
Holding Periods:
Once a Participant has achieved an investment position in Company common stock in excess of the applicable ownership guideline, such Participant is expected to continue to comply with the applicable retention ratio for the following holding periods:

Title	Retention Ratio and Holding Period
Chief Executive Officer	75% of net profit shares from equity awards to be held for at least 1 year following the vesting date for restricted stock or RSUs and exercise date for options
Level 9 and Above Participants	50% of net profit shares from equity awards to be held for at least 1 year following the vesting date for restricted stock or RSUs and exercise date for options
These holding periods will apply prospectively to new equity grants made by the Company after the date these guidelines are adopted by the Company.
Measurement and Valuation:
Compliance with these stock ownership guidelines will be measured periodically by the Administrator. On each measurement date, compliance will be measured using each Participant’s base salary then in effect and the average 180-day trading price per share of Company common stock on the New York Stock Exchange on such date. Once a Participant has achieved the applicable ownership guideline, such Participant will be considered in compliance, regardless of any change in the price of the Company’s common stock, so long as such Participant continues to own at least the number of shares of Company common stock owned in order to achieve the applicable guideline.
Calculating Share Ownership:
Unless otherwise determined by the Administrator, shares that will count toward achievement of the ownership guidelines include:

•	Shares owned outright by the Participant or any of such person’s immediate family members residing in the same household;

•	Shares held in trust for the benefit of the Participant or such person’s immediate family;

•	Shares held by the Participant in the Company’s employee benefit plans, including the 401(k) Savings Plan;

•	Shares obtained by the Participant through stock option exercise, and the net in-the-money value of vested but unexercised stock options;

•	Shares of vested restricted stock and shares deliverable in respect of vested restricted stock units;

•	Vested deferred shares and premium share units;

•	Shares deliverable in respect of non-vested time-based restricted stock; and

•	Non-vested time-based restricted stock units.

Unless otherwise determined by the Administrator, the following shares will not count toward achievement of the ownership guidelines:

•	Non-vested stock options;

•	Shares of non-vested performance-based restricted stock,

•	Non-vested performance-based restricted stock units;

•	Shares held in a margin account or pledged as collateral for a loan or otherwise; and

•	Shares which are the subject of a short or put equivalent derivative.

Failure to Achieve Ownership Guidelines:
Failure by a Participant to achieve or to show sustained progress toward achievement of the applicable ownership guideline may result in the taking of any action deemed appropriate under the circumstances until the applicable guideline is achieved, including imposing a higher retention ratio for net profit shares than would otherwise apply to such Participant and/or making a recommendation with respect to reducing future long term incentive grants to the Participant.
Ownership Reporting and Certification:
Participants will be required to periodically file reports with the Company as to their ownership of shares of stock under the Program, including acquisitions, sales or dispositions of stock.

Exhibit 10.85
NAVISTAR NON-EMPLOYEE
DIRECTORS' DEFERRED FEE PLAN
(Amended and Restated as of November 1, 2013)

SECTION 1
PURPOSE

1.1    The Navistar Non-Employee Directors' Deferred Fee Plan (hereinafter referred to as the "Plan") has been established by Navistar International Corporation (hereinafter referred to as the "Company" or "Navistar") to attract and retain as members of the Board of Directors of the Company (hereinafter referred to as the "Board") persons who are not full-time employees of the Company or any of its subsidiaries, but whose business experience and judgment are a valuable asset to the Company and its subsidiaries. The Plan was originally adopted on August 14, 1995, and subsequently amended as of June 16, 1997 and January 1, 2005 and was amended and restated as of December 16, 2008. This amendment and restatement of the Plan is effective as of November 1, 2013. Any deferred amounts under the Plan that are not subject to Section 409A of the United States Internal Revenue Code of 1986, as amended, including regulations and other applicable authorities promulgated thereunder (the "Code") shall continue to be governed by the terms of the Plan as in effect immediately prior to January 1, 2005.

SECTION 2
DIRECTORS COVERED

2.1    As used in the Plan, the term "Director" means any person who: (A) is now a member of the Board or is hereafter elected to the Board, and (B) is not a full-time employee of the Company or any of its subsidiaries.

SECTION 3
DEFERRED DIRECTORS' FEES

3.1    Subject to obtaining the consent of the Company at the time a fee deferral election is made, a Director may elect to defer receipt of all or part of the fees otherwise payable in cash for attendance at regular or special meetings (including executive sessions) of the Board or its committees, fees for rendering special services to the Company, and/or the annual Director retainer fees otherwise payable in cash, including retainer fees for chairing a Board committee, as hereinafter provided. A Director may make such a deferral election by filing an election form with the Secretary of the Company (the "Secretary") before the end of whichever of the following periods applies to the Director: (A) within the first 30 days after the Director first becomes eligible to participate in the Plan (or in any other plan with which the Plan is aggregated under Section 409A of the Code), or (B) if that 30-day period has expired, before the close of the Director’s taxable year preceding the taxable year in which the Director will earn the fees to be deferred. At the end of the applicable period, the Director’s deferral election shall be irrevocable. Any election made within the first 30 days after a Director first becomes eligible to participate in the Plan (or in any other plan with which the Plan is aggregated under Section 409A of the Code) shall apply only to fees earned after the month in which the 30 day initial election period lapses. Any election made after such 30-day period shall apply only to fees earned after the end of the Director’s taxable year in which the Director makes such election. A Director may change any election that the Director has made under this Section 3.1 by filing a new election form with the Secretary in accordance with Section 3.1 at any time before the prior election becomes irrevocable.

3.2    All Directors' fees that are deferred in accordance with the provisions of Section 3.1 shall be credited to a deferred cash account for the Director at the time such deferred Director’s fees would otherwise have been payable to such Director. Such deferred cash account shall bear interest, compounded quarterly at the end of each calendar quarter, from the date amounts are credited thereto to the last day of the calendar quarter (or to the date of payment, if earlier) at the rate equivalent to the rate of interest as published on the first day of such quarter by The Wall Street Journal as the "prime" rate or the equivalent thereof.

3.3    A Director may elect to defer, and to allocate to Navistar share units, all or any portion of the fees that would otherwise be payable to such Director in cash or Navistar common stock for service as a Director. Such deferral shall be subject to mutual agreement between the Company and the Director, and the making of an election in accordance with the requirements set forth in Section 3.1. Any election to allocate a deferral to Navistar share units will be subject to the availability of sufficient shares authorized for this purpose under the Navistar International Corporation 2013 Performance Incentive Plan (or any successor plan thereto), as amended from time to time (hereinafter referred to as the "PIP"). If insufficient shares are then available under the PIP to fully satisfy all Directors’ elections to allocate deferrals to Navistar share units for a given period, then the elections for such period will be appropriately reduced pro-rata. If all or any portion of a Director’s election cannot be made under the PIP, then all or such portion of the Director’s deferral election will instead be allocated to such Director’s deferred cash account.

3.4    For each year for which an election under Section 3.3 is in effect, share units shall be credited to a deferred stock account for the Director. The number of share units credited shall equal (a) in the case of any fees that would otherwise be payable to the Director in Navistar common stock, including restricted common stock, the number of shares of Navistar common stock for which the election is effective, and (b) in the case of fees that would otherwise be payable to the Director in cash, the number of whole shares of Navistar common stock with a value equal to the amount of such cash, determined based on the average of the high and low publicly reported sale prices of a share of Navistar common stock on the date such cash otherwise would have been paid. Any share units that are provided in lieu of fees that would have been paid in shares of restricted common stock shall be subject to the same vesting conditions that would have applied to such restricted common stock.

Each Director’s deferred stock account shall be credited with dividend equivalents equal to the dividends that would have been paid on shares on Navistar common stock that are equal in number to the share units then credited to the Director’s deferred stock account. Such dividend equivalent amounts shall be converted immediately into share units of equal value, determined based on the average of the high and low publicly reported sale prices of a share of Navistar common stock on the date the dividends are paid on such shares. The amount in the deferred stock account shall be adjusted for stock splits, stock dividends and similar transactions. Interest shall not be credited to the deferred stock account. Any additional share units credited pursuant to this paragraph shall be subject to any vesting conditions that apply to the share units to which such additional share units are attributable.

Notwithstanding the foregoing, to the extent that insufficient shares are then available under the PIP to satisfy the dividend equivalents required to be credited pursuant to this section for any given period, the dollar amount of such dividend equivalents will instead be credited to the applicable deferred cash account for such Director.

The share units in each year’s deferred stock account shall be paid to the Director on the date or event specified in the agreement and election made pursuant to Section 3.3. The share units shall be paid in shares of Navistar common stock and issued pursuant to the PIP, except that the Company may pay cash in lieu of any block of less than 100 shares. Any cash payment shall be equal to the number of share units being paid in cash multiplied by the value of a share of Navistar common stock (determined based on the average of the high and low publicly reported sale prices of a share of Navistar common stock on the date as of which payment is made). Any shares paid to a Director shall be subject to such restrictions or conditions as otherwise provided under this Plan or the PIP, as appropriate. Prior to the distribution of shares to the Director, the Director shall not be the owner of such shares, and shall have none of the rights of a shareholder with respect to any share units or other amounts credited to the deferred stock account.

If there are no publicly reported sales of shares of Navistar common stock on an applicable date under this Section 3.4, the value of a share or share unit for purposes of this Section 3.4 shall be based on publicly reported sales of such shares occurring on such other date or dates as the Company considers appropriate.

SECTION 4
PAYMENT OF DEFERRED DIRECTORS' FEES

4.1    Subject to the provisions of this Section 4.1, Section 4.2, and Section 4.3, a Director shall elect, in accordance with the provisions of Section 3.1, one of the following payment options with respect to any earned and vested amounts that are credited to such Director’s deferred cash account and deferred stock account, as described in Sections 3.2 and 3.4, respectively:

(a)	a lump sum payment within 60 days of any January 1 (designated by the Director) following the taxable year in which such fees would have been paid if payment of such fees had not been deferred;

(b) a lump sum payment within 60 days following the Director’s separation from service with the Company and its affiliates (as determined in accordance with Section 409A of the Code); or

(c)
annual installments (over a 2-year, 3-year, 4-year, 5-year, or 10-year period, as designated by the Director) beginning within 60 days following the Director’s separation from service with the Company and its affiliates (as determined in accordance with Section 409A of the Code). The amount of each installment shall be equal to a fraction of the then-unpaid portion of any earned and vested amounts credited to the Director’s deferred cash account and deferred stock account; the numerator of the fraction shall be one, and the denominator of the fraction shall be the number of installments that have not yet been paid.

4.2    In the event of a Director’s death, any and all earned and vested amounts that are then credited to the Director's deferred cash account and deferred stock account, as described in Sections 3.2 and 3.4, respectively, shall be paid to the Director’s beneficiary within 60 days after the Director’s death.

4.3    In the event of a "Change in Control," as defined below, any and all earned and vested amounts that are then credited to a Director’s deferred cash account and deferred stock account, as described in Sections 3.2 and 3.4, respectively, shall be paid to the Director immediately.

4.4    For purposes of the Plan, a "Change in Control" shall be deemed to have occurred upon (a) a “change in ownership” of the Company, (b) a “change in effective control” of the Company, or (c) a “change in the ownership of a substantial portion of the assets” of the Company. For purposes this Section 4.4, the terms “change in ownership,” “change in effective control,” and “change in the ownership of a substantial portion of the assets” shall have the meanings assigned to such terms under Section 409A of the Code.

SECTION 5
MISCELLANEOUS

5.1    The Plan does not give the Director any right to be nominated or re-elected to the Board.

5.2    When a person entitled to a payment under the Plan is under legal disability or, in the Company's opinion, is in any way incapacitated so as to be unable to manage such person's financial affairs, the Company may direct that payment be made to such person's legal representative, or to a relative or friend of such person for such person's benefit. Any payment made in accordance with the preceding sentence shall be in complete discharge of the Company's obligation to make such payment under the Plan.

5.3    Any action required or permitted to be taken by the Company under the terms of the Plan shall be by affirmative vote of a majority of the members of the Board of Directors then in office.

5.4    Any controversy or claim arising out of or relating to the Plan or the breach hereof shall be settled by arbitration in the City of Chicago in accordance with the laws of the State of Illinois by three arbitrators, of whom one shall be appointed by the Company, one by the Director and one by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator, then the third arbitrator shall be appointed by the Chief Judge of the United States Court of Appeals for the Seventh Circuit. The arbitration shall be conducted in accordance with the rules of the American Arbitration Association except with respect to the selection of arbitrators which shall be as provided in this Section 5.4. Judgment upon any award rendered by the arbitrators may be entered in any court having jurisdiction thereof and will include interest on any amounts due and payable to the Director from the date of the breach of the Plan calculated for each month at the rate equal to the prime rate as published in The Wall Street Journal on the first date of its publication in the then current year. In the event that it shall be necessary or desirable for the Director to retain legal counsel and/or incur other costs and expenses in connection with the enforcement of any or all of the Director's rights under the Plan, the Company shall pay (or the Director shall be entitled to reimbursement from the Company, as the case may be) reasonable attorney's fees and costs and expenses in connection with the enforcement of said rights (including the enforcement of any arbitration award in court) (collectively, the “Expenses”), unless the arbitrators determine that the Director's request to arbitrate was frivolous, in which case the Director shall promptly repay to the Company any previous payments or reimbursements made by the Company for Expenses under this Section 5.4 in respect of the Director. All such payments or reimbursements under this Section 5.4 shall be made on or prior to the last day of the taxable year of the Director following the taxable year in which such Expenses were incurred by the Director (provided that to the extent any such payment or reimbursement is taxable income to the Director and is otherwise subject to the requirements of Section 409A of the Code, such payment or reimbursement shall be made no later than March 15th of the taxable year of the Director following the taxable year in which such Expenses were incurred by the Director). No such payment or reimbursement provided to the Director during any taxable year shall in any way affect the Expenses eligible for payment or reimbursement in any other taxable year, and the right to such payment or reimbursement may not be liquidated or exchanged for another benefit.

5.5    Any notices, requests, demands or other communications provided for by the Plan shall be sufficient if in writing and if sent by registered or certified mail, return receipt requested, to the Director at the last address filed in writing with the Company or, in the case of the Company, to the Company at its principal executive offices, attention Secretary.

5.6    The provisions of the Plan shall be construed in accordance with applicable federal laws and, to the extent not inconsistent therewith or preempted thereby, the laws of the State of Illinois, determined without regard to the choice of law rules of any jurisdiction.

5.7    The Plan may be amended or canceled by the Company, in its sole discretion, without the consent of any other person, and, no person, other than Directors who participate in the Plan, shall have any rights under or interest in the Plan or the subject matter hereof. Unless the Plan is amended to so provide, the cancellation of the Plan shall not cause the date on which any payment is made under the Plan to be accelerated.

5.8    All provisions of the Plan shall inure to the benefit of and be binding upon the successors and assigns of the Company (including any successor to, or assignee of, the assets or business of the Company pursuant to a transaction constituting a Change in Control (as defined in Section 4.4)), and the term "Company" as used herein shall include Navistar International Corporation and all such successors and assigns.

5.9    Each Director may, from time to time, name a beneficiary or beneficiaries (who may be named on a contingent or successive basis) to whom any benefit under the Plan is to be paid in the event of the Director’s death before the Director receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Director and shall be effective only if and when filed by the Director with the Company during the Director’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Director’s death shall be paid to the Director’s estate.

5.10    The Plan shall be unfunded. Any rights that a Director has to a payment or distribution under the Plan shall be limited to those of a general and unsecured creditor of the Company.

5.11    No loans shall be permitted under the Plan.

5.12    No rights or interests under the Plan shall be assignable or transferable other than by will or the laws of descent and distribution, and such rights or interests shall be exercisable, during the Director’s lifetime, only by the Director.

5.13    All payments, including the issuance of shares of Navistar common stock, under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

5.14    If and to the extent any payments or benefits under the Plan are subject to and would otherwise violate the requirements under Section 409A of the Code, (a) such payments and benefits shall be paid under such other conditions determined by the Company that cause such payments or benefits to comply with Section 409A of the Code and the Plan shall, to the extent necessary, be construed, administered, and/or amended (if and only to the extent such an amendment would be permitted under Section 409A of the Code) accordingly to achieve that objective, (b) any reference herein to the term “Plan” shall mean this Plan and any other plan with which this Plan is required to be aggregated under Section 409A of the Code, and (c) in the event of any inconsistency between the terms of this Plan and Section 409A of the Code, the terms of Section 409A of the Code shall prevail and govern. Additionally, if, as of the date of the Director’s “separation from service” from the Company, the Director is a “specified employee” (within the meaning of Section 409A), then, to the extent that payments or benefits under the Plan would, absent this section, be paid on account of the Director’s “separation from service” from the Company and within the six-month period following such separation, such payments shall not be paid until the date that is six months and one day after such separation from service (or, if earlier, the Director’s death), with any such installments that are required to be delayed being accumulated during the six-month period and paid in a lump sum on the date that is six months and one day following the Director’s separation from service and any subsequent installments, if any, being paid in accordance with the dates and terms set forth herein.